Exhibit 99.1
Exhibit 99.1

Temecula Valley Bancorp, Inc. Temecula Valley Bancorp, Inc. Stephen H. Wacknitz Stephen H. Wacknitz President, CEO & Chairman of the Board President, CEO & Chairman of the Board 2006 West Coast 2006 West Coast Super Super-Community Bank Conference Community Bank Conference Sept 7 & 8, 2006 Sept 7 & 8, 2006

2 Safe Harbor Statement Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. ⑀⍼ Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Temecula Valley Bancorp, “the Company” to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. ⑀⍼ Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation. ⑀⍼ The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

3 Company Overview Company Overview ⑀⍼⑀⍼ NASDAQ Symbol: NASDAQ Symbol: TMCV TMCV ⑀⍼⑀⍼ Market Capitalization 6/30/06: Market Capitalization 6/30/06: $183.73 $183.73 Million Million ⑀⍼⑀⍼ Total Assets: Total Assets: $1.03 $1.03 Billion Billion ⑀⍼⑀⍼ Number of Offices: Number of Offices: ⑀⍼ 9 Full Service ⑀⍼ 6 Loan Production Offices (LPOs) ⑀⍼ SBA LPOs Operate in 16 States ⑀⍼⑀⍼ Headquarters: Headquarters: Temecula, CA Temecula, CA ⑀⍼⑀⍼ Founded: Founded: December 1996 December 1996 ⑀⍼⑀⍼ Compounded Annual Return Compounded Annual Return to Initial Investors to Initial Investors 29.12% 29.12% (excluding impact of warrants attached to initial investors) (excluding impact of warrants attached to initial investors)

4 Major Business Lines Major Business Lines ⑀⍼⑀⍼ Community Banking Community Banking ⑀⍼⑀⍼ SBA Lending SBA Lending ⑀⍼⑀⍼ Construction Lending Construction Lending

5 Leader in Community Banking Leader in Community Banking Riverside & San Diego: Riverside & San Diego: Two of the Fastest Growing Counties in CA Two of the Fastest Growing Counties in CA ⑀⍼ Operating 9 full service offices ⑀⍼ Tenth full service office in Ontario to open in 4th quarter ⑀⍼ Population growth projections from 2000 to 2010 68% Southwest California (SW Riverside County) 12% San Diego County Solana Beach Solana Beach

6 Leader in SBA Lending Leader in SBA Lending ⑀⍼⑀⍼ SBA loan production offices operate in 16 SBA loan production offices operate in 16 states states ⑀⍼⑀⍼ SBA Fiscal Year 2005, based on dollar volume SBA Fiscal Year 2005, based on dollar volume ⑀⍼ Ranked 15th largest SBA 7(a) lender ⑀⍼ Ranked 16th largest SBA 504 third-party lender

7 Leader in Construction Lending Leader in Construction Lending ⑀⍼⑀⍼ RE Construction Financing RE Construction Financing ⑀⍼ Tract & multi-unit housing ⑀⍼ Commercial & industrial buildings ⑀⍼ Retail space ⑀⍼ Single family residential housing ⑀⍼⑀⍼ Offices: Offices: ⑀⍼ Northern California, San Rafael serving the 9-county Bay Area ⑀⍼ Southern California, Corona serving Los Angeles, Orange, Riverside, San Bernardino & San Diego Counties

8 Financial Summary Financial Summary 1st Half 2005 vs. 1st Half 2006 1st Half 2005 vs. 1st Half 2006 3.56 3.56 $20.25 $20.25 $5.69 $5.69 $0.73 $0.73 8.87 8.87 MM MM 30.10% 30.10% 2.10% 2.10% $6.95 $6.95 $50 $50 $644 $644 $620 $620 $724 $724 1H05 1H05 9.14 9.14 MM MM Shares Outstanding Shares Outstanding 27.19% 27.19% ROAE ROAE (annualized) (annualized) 1.86% 1.86% ROAA ROAA (annualized) (annualized) $0.89 $0.89 Diluted EPS Diluted EPS (actual) (actual) +23% +23% $8.51 $8.51 Net Earnings Net Earnings +35% +35% $68 $68 Stockholders Stockholders’ Equity Equity 2.71 2.71 Book Multiple Book Multiple $20.10 $20.10 Stock Price Stock Price $7.43 $7.43 Book Value Book Value +43% +43% $922 $922 Deposits Deposits +47% +47% $914 $914 Loans Loans (net) (net) +42% +42% $1,028 $1,028 Assets Assets % Chg % Chg 1H06 1H06 $ Millions $ Millions

9 Financial Achievements Financial Achievements ⑀⍼⑀⍼ Key Ratios Key Ratios 27.19% 27.19% 1.86% 1.86% 58.83% 58.83% 89.74% 89.74% 6.81% 6.81% 1H06 1H06 2005 YE 2005 YE 27.71% 27.71% Return on Average Equity Return on Average Equity 1.91% 1.91% Return on Average Assets Return on Average Assets 60.31% 60.31% Efficiency Ratio Efficiency Ratio 87.96% 87.96% Interest Earning Assets / Total Assets Interest Earning Assets / Total Assets 6.78% 6.78% Net Interest Margin Net Interest Margin

10 10 Total Assets Total Assets $ Millions $ Millions ⑀⍼⑀⍼ 2001 2001-1H06 CAGR = 35.9% 1H06 CAGR = 35.9% $190 $311 $431 $607 $869 $1,028 $- $200 $400 $600 $800 $1,000 $1,200 2001 2002 2003 2004 2005 1s t Half 06

11 11 Total Loans Total Loans $ Millions $ Millions ⑀⍼⑀⍼ 2001 2001-1H06 CAGR = 38.9% 1H06 CAGR = 38.9% $150 $271 $361 $530 $753 $914 $- $200 $400 $600 $800 $1,000 2001 2002 2003 2004 2005 1st Half 06

12 12 Loan Portfolio Loan Portfolio June 30, 2006 June 30, 2006 - Portfolio Mix Portfolio Mix Consumer Loans 0% Commercial Loans 4% Real Estate Other 29% SBA Loans 14% Construction Loans 53%

13 13 Loan Portfolio Loan Portfolio June 30, 2006 June 30, 2006 - RE Secured / Other Secured & Unsecured RE Secured / Other Secured & Unsecured Other & Unsecured 5% RE Secured 95%

14 14 RE Loan to Value RE Loan to Value June 30, 2006 June 30, 2006 - Weighted Average LTV Weighted Average LTV 64.0% 48.6% 76.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% Construction Non-Const. RE SBA RE

15 15 RE Construction Portfolio RE Construction Portfolio June 30, 2006 June 30, 2006 Speculative Residential Const. 55% Owner-Occ. Res. Const. 6% Other Construction 10% Speculative Com'l Const. 9% Owner-Occ. Com'l Const. 20%

16 16 RE Spec Residential Construction RE Spec Residential Construction June 30, 2006 June 30, 2006 Condominium Construction 9% High-End Condominium Construction 20% High-End Residential Const (1-4 units) 24% High-End Residential Tract Const (over 4 units) 11% Tract Construction (over 4 units) 12% Multi-Family Construction 2% Residential Const (1-4 units) 15% Condo Conversion 7% AVG LTV 66% AVG LTV 66.4% High-end: $1.5MM+ value/house AVG LTV 67.5% AVG LTV 67% AVG LTV 62% AVG LTV 65% High-end: $500M+ value/unit AVG LTV 61%

17 17 Non Non-Construction RE Portfolio Construction RE Portfolio June 30, 2006 June 30, 2006 Owner- Occupied Commercial 18% Unimproved Land 30% Retail Investment 4% Ind / Whse Investment 11% Hotel / Motel 17% Misc Com'l / Other 16% Office Investment 4% Apts. Mini-Storage AVG LTV 48% AVG LTV 44.8% AVG LTV 58% AVG LTV 50%

18 18 Strong Credit Performance Strong Credit Performance 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005 1H-06 Net Non-performing Assets / Assets Net Charge Offs / Average Total Loans

19 19 Total Deposits Total Deposits $ Millions $ Millions ⑀⍼⑀⍼ 2001 2001-1H06 CAGR = 35.6% 1H06 CAGR = 35.6% $173 $269 $383 $535 $742 $922 $- $200 $400 $600 $800 $1,000 2001 2002 2003 2004 2005 1st Half 06

20 20 Deposit Mix Deposit Mix June 30, 2006 June 30, 2006 Time Deposits Over $100,000 35% Savings Accounts 4% Money Market & NOW 12% Time Deposits Under $100,000 32% Non-Interest Bearing Deposits 17%

21 21 Net Interest Margin Net Interest Margin ⑀⍼⑀⍼ Bank is Asset Sensitive Bank is Asset Sensitive ⑀⍼ Increase in Fed Funds and Prime Rates have resulted in increasing NIM 6.73% 6.23% 5.67% 5.96% 6.78% 6.81% 0.00% 2.50% 5.00% 7.50% 10.00% 2001 2002 2003 2004 2005 1st Half 06

22 22 $0 $2 $4 $6 $8 $10 $12 $14 $16 2001 2002 2003 2004 2005 1st Half 06 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Net Income Net Income $ Millions $ Millions 1.80 4.19 7.85 10.58 13.95 8.51 ⑀⍼⑀⍼ 2001 2001-2005 CAGR = 50.6% 2005 CAGR = 50.6%

23 23 Operating Revenue Operating Revenue Contribution by Line of Business Contribution by Line of Business 0% 20% 40% 60% 80% 100% 2002 2003 2004 2005 1st Half 06 SBA Construction Commercial Banking Mortgage

24 24 Non Interest Income Non Interest Income 0% 20% 40% 60% 80% 100% 2002 2003 2004 2005 1st Half 05 1st Half 06 Other Income Gain (Loss) on Other Assets & OREO Loan Related Income Servicing Income Loan Broker Income Service Charges & Fees Gain on Sale of Loans

25 25 Gross Income Gross Income 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 2001 2002 2003 2004 2005 1st Half 06 Net interest income Non interest income 18.24 31.33 43.43 55.90 67.36 39.32 $ Millions $ Millions ⑀⍼⑀⍼ 2001 2001-2005 CAGR = 29.9% 2005 CAGR = 29.9%

26 26 - 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2001 2002 2003 2004 2005 1st Half 06 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Diluted Earnings Per Share Diluted Earnings Per Share ⑀⍼⑀⍼ 2001 2001-2005 CAGR = 24.4% 2005 CAGR = 24.4% . 25 .50 .89 1.13 1.46 .89

27 27 Return on Average Assets Return on Average Assets 1.15% 1.69% 2.04% 2.00% 1.91% 1.86% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2001 2002 2003 2004 2005 1st Half 06

28 28 Return on Average Equity Return on Average Equity 14.82% 24.34% 31.84% 28.94% 27.71% 27.19% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 2001 2002 2003 2004 2005 1st Half 06

29 29 Strategic Objectives Strategic Objectives ⑀⍼⑀⍼ Maintain net income above industry average Maintain net income above industry average ⑀⍼⑀⍼ Maintain reasonable operating costs while Maintain reasonable operating costs while providing the best service available providing the best service available ⑀⍼⑀⍼ Maintain capital at a Maintain capital at a “well capitalized well capitalized” level level ⑀⍼⑀⍼ Maintain strong credit quality Maintain strong credit quality ⑀⍼⑀⍼ Enhance product lines Enhance product lines ⑀⍼⑀⍼ Expand business customer relationships Expand business customer relationships ⑀⍼⑀⍼ Increase core deposits Increase core deposits ⑀⍼⑀⍼ Continued expansion through new full Continued expansion through new full service and/or loan production offices service and/or loan production offices

30 30 Strong Sustainable Growth Strong Sustainable Growth ⑀⍼⑀⍼ Milestones Milestones ⑀⍼⑀⍼ Announced record earnings of 132% over prior year Announced record earnings of 132% over prior year ⑀⍼⑀⍼ $145 million increase in SBA loan production earned $145 million increase in SBA loan production earned distinction as the nation distinction as the nation’s largest independent bank s largest independent bank SBA 7(a) lender; ranked 12 SBA 7(a) lender; ranked 12th th largest overall by loan largest overall by loan volume: Coleman Report volume: Coleman Report 2002 2002 ⑀⍼⑀⍼ Announced forward two Announced forward two-for for-one stock split one stock split ⑀⍼⑀⍼ Reincorporated in California from Delaware Reincorporated in California from Delaware 2003 2003

31 31 Strong Sustainable Growth Strong Sustainable Growth ⑀⍼⑀⍼ Milestones Milestones ⑀⍼⑀⍼ Awarded the Awarded the “Three year stock appreciation award" for Three year stock appreciation award" for yielding 360% to investors from 2001 to 2003 by Carpenter yielding 360% to investors from 2001 to 2003 by Carpenter & Company & Company ⑀⍼⑀⍼ Recognized as 2 Recognized as 2nd nd most profitable bank in U.S. for 2003 in most profitable bank in U.S. for 2003 in peer group peer group 2004 2004 ⑀⍼⑀⍼ Listed on NASDAQ National Market on July 29 Listed on NASDAQ National Market on July 29 ⑀⍼⑀⍼ Received nationwide SBA Preferred Lender status and Received nationwide SBA Preferred Lender status and earned distinction as nation's largest independent bank earned distinction as nation's largest independent bank SBA 7(a) lender for fourth consecutive year SBA 7(a) lender for fourth consecutive year 2005 2005

32 32 Strong Sustainable Growth Strong Sustainable Growth ⑀⍼⑀⍼ Milestones Milestones ⑀⍼⑀⍼ Awarded the "Five year stock appreciation award" for Awarded the "Five year stock appreciation award" for yielding 675% to investors from 2001 to 2005 by yielding 675% to investors from 2001 to 2005 by Carpenter & Company Carpenter & Company ⑀⍼⑀⍼ Recognized as Recognized as “The Top The Top” performing bank in the U.S. in performing bank in the U.S. in peer group based on 3 peer group based on 3-year average ROE reported by US year average ROE reported by US Banker magazine Banker magazine ⑀⍼⑀⍼ Received national recognition as top performing small Received national recognition as top performing small- cap company on cap company on Sandler Sandler O’Neill Neill “Sm Sm-All Star All Star” list list ⑀⍼⑀⍼ Ranked 7 Ranked 7th th nationwide for ROE performance for the nationwide for ROE performance for the 12 months ended 3/31/06 by US Banker magazine. 12 months ended 3/31/06 by US Banker magazine. ⑀⍼⑀⍼ Included on the new NASDAQ Global Select Market, the Included on the new NASDAQ Global Select Market, the market with the highest listing standards in the world market with the highest listing standards in the world 2006 2006

33 33 Why Buy TMCV Why Buy TMCV ⑀⍼⑀⍼ Located in high growth areas of San Diego Located in high growth areas of San Diego & Riverside Counties & Riverside Counties ⑀⍼⑀⍼ Substantial opportunity to take additional Substantial opportunity to take additional deposit market share deposit market share ⑀⍼⑀⍼ Substantial long term growth in net income, Substantial long term growth in net income, loans, deposits and stockholders equity loans, deposits and stockholders equity ⑀⍼⑀⍼ Exceptional ROE & ROA while maintaining Exceptional ROE & ROA while maintaining growth growth ⑀⍼⑀⍼ Proven experienced management Proven experienced management ⑀⍼⑀⍼ Market leader in SBA lending Market leader in SBA lending

34 34 Stock Performance Stock Performance 0% 100% 200% 300% 400% 500% 600% 700% 8/14/01 4/05/02 11/15/02 7/03/03 2/18/04 10/01/04 5/17/05 12/29/05 8/15/06 TM CV S&P 500 NASDAQ Bank Index S&P Bank Index 459.76% 47.37% 31.41% 8.33% Announced 2 for 1 stock split Recognized as 2nd most profitable bank in U.S. for 2003 in bank peer group Earned Market Cap 2003 Champion Award for asset class from Carpenter & Company Reincorporated to California corporation from Delaware Recognized as "The Top" performing bank in the U.S. in peer group based on 3-year ROAE (29.39%) by US Banker Magazine Listed on NASDAQ National Market in August 2005

Temecula Valley Bancorp, Inc Temecula Valley Bancorp, Inc